TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (the "Agreement") dated as of September 30, 2011, among AMERON INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the persons identified as "Lenders" on the signature pages hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Credit Agreement dated as of January 24, 2003 (as amended and modified from time to time, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

WHEREAS, the parties hereto have agreed to amend and modify the Credit Agreement as set forth below.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Amendment. Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)    Consolidated Leverage Ratio. Commencing on August 28, 2011, permit the Consolidated Leverage Ratio at any time to be greater than 2.00 to 1.0.

2.    Other. The Lenders hereby agree to waive any actual or potential Event of Default resulting from a failure of the Loan Parties to comply with Section 8.11(c) of the Credit Agreement for the fiscal quarter ending August 28, 2011; provided, that Section 12(g) of the multiparty guaranty related to the 2005 Note Purchase Agreement may not be amended without the consent of the Agent and the Required Lenders. In addition, the Lenders hereby agree that (1) the 2005 Note Purchase Agreement and/or the multiparty guaranty related thereto may be amended such that (a) the maximum "Consolidated Leverage Ratio" permitted thereunder is consistent with maximum Consolidated Leverage Ratio permitted under the Credit Agreement and (b) after November 30, 2011, the minimum "Fixed Charge Coverage Ratio", "Margined Tangible Net Worth" and "Consolidated Tangible Assets Coverage Ratio" in the 2005 Note Purchase Agreement and/or the multiparty guaranty related thereto may be amended to be consistent with the minimum "Consolidated Fixed Charge Coverage Ratio", "Consolidated Tangible Net Worth" and "Consolidated Tangible Assets Coverage Ratio" permitted under the Credit Agreement and (2) irrespective of any notice requirements or other restrictions in the Credit Agreement that (A) the Borrower may redeem in full the notes issued pursuant to the 2005 Note Purchase Agreement so long as the Credit Agreement is reasonably concurrently terminated, all Commitments thereunder terminated, all Loans and other Obligations (other than such Obligations as are in respect of any Letters of Credit) thereunder repaid and Letters of Credit issued thereunder cash collateralized in a manner acceptable to the L/C Issuer (all of which the Borrower expects to occur on or about October 4, 2011 or October 5, 2011), and (B) this Agreement shall serve as a notice of optional reduction in the Commitments, but insofar as the commitment termination date is not yet fixed no payment obligation or Default shall arise so long the commitment termination date is substantially concurrent with the repayment of the notes issued pursuant to the 2005 Note Purchase Agreement.

3.    Conditions Precedent. This Agreement shall become effective upon receipt by the Agent of copies of this Agreement duly executed by the Loan Parties and the Required Lenders.

4.    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

5.    Effect. Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference, and the obligations of the Loan Parties hereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Agreement is a Loan Document.

6.     Representations and Warranties. Each Loan Party represents and warrants to the Lenders that, after giving effect to this Agreement, (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement, (iii) no default or event of default exists under the 2005 Note Purchase Agreement, (iv) no amendment to, or consent under, the 2005 Note Purchase Agreement is required in connection with the execution, delivery or performance of this Agreement other than those, if any, that have been obtained and (v) no amendment to, or consent under that certain merger agreement entered into by the Borrower and National Oilwell Varco, Inc. is required in connection with the execution, delivery or performance of this Agreement other than those, if any, that have been obtained.

7.    Counterparts. This Agreement may be executed in any number of counterparts (including facsimile or secure electronic format (.pdf) signatures), each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

8.     Governing Law. This Agreement and the Credit Agreement, shall be governed by and construed in accordance with, the laws of the State of New York.

9.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Authorization; Enforceability. Each Loan Party hereby represent and warrant as follows: (a) each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (b) this Agreement has been duly executed and delivered by each Loan Party, and this Agreement and the Credit Agreement constitute the Loan Parties' legal, valid and binding obligations, enforceable in accordance with their terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

11.    Release. In consideration of the Lenders entering into this Agreement, the Loan Parties hereby release the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, affiliates, advisors, agents, managers, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

12.    Entire Agreement. This Agreement together with the other Loan Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Loan Documents or the transactions contemplated herein and therein.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:	AMERON INTERNATIONAL
CORPORATION

By:	/s/ Daniel Emmett
Name:	Daniel Emmett
Title:	VP, Corporate Controller

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	SVP, Finance and Administration & CFO

GUARANTORS:                 ISLAND READY-MIX CONCRETE, INC.

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

CENTRON INTERNATIONAL INC.

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERICAN PIPE AND CONSTRUCTION
INTERNATIONAL

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President & Treasurer

AMERON HOLDINGS, INC. (f/k/a Contrad)

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERCOAT CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

BONDSTRAND CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

PSX CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERON COMPOSITES INC.

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

BOLENCO CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

TUBOS CALIFORNIA CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

LENDERS:                     BANK OF AMERICA, N.A.

By:	/s/ G Scott Lambert
Name:	G Scott Lambert
Title:	Vice President

BANK OF THE WEST

By:	/s/ Brock Mullins
Name:	Brock Mullins
Title:	VP

WELLS FARGO BANK, N.A.

By:	/s/ Ted Wu
Name:	Ted Wu
Title:	Vice President

UNION BANK, N.A.

By:	/s/ Peter C. Thompson
Name:	Peter C. Thompson
Title:	Vice President

COMERICA BANK

By:	/s/ Mark C. Skrzynski
Name:	Mark C. Skrzynski
Title:	Assistant Vice President

BANK OF HAWAII

By:	/s/ Anna Hu
Name:	Anna Hu
Title:	Vice President